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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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
Date of Report (Date of earliest event reported):          January 29, 2001 (January 26, 2001)
                                                       --------------------------------------------
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                           NEXTEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                    0-19656                  36-3939651
(State or other jurisdiction        (Commission             (I.R.S. Employer
     of incorporation)              File Number)           Identification No.)


      2001 EDMUND HALLEY DRIVE, RESTON, VIRGINIA                   20191
       (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:       (703) 433-4000
                                                   -----------------------------



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS.

       On January 26, 2001, Nextel issued a press release announcing the completion of a private placement of $1.25 billion in 9.5% Senior Serial Redeemable Notes due 2011, a copy of which is being filed as Exhibit 99.1 hereto and is incorporated herein by reference.

       This transaction generated approximately $1.245 billion in net proceeds. Cash interest on the principal amount of the notes is payable semi-annually in arrears in cash on February 1 and August 1 of each year, commencing August 1, 2001 at a rate of 9.5% per annum. The notes are redeemable at Nextel's option commencing February 1, 2006 at specified redemption prices plus accrued interest. The notes rank equally with all of Nextel's unsubordinated and unsecured indebtedness. Nextel intends to use the net proceeds from this offering to fund network expansion and for acquisition of additional spectrum, strategic investments, working capital needs, debt service requirements and/or for other general corporate purposes.

       The notes have not been and will not be registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This announcement shall not constitute an offer to sell or the solicitation of an offer to buy the notes, nor shall there be any sale of the notes in any jurisdiction where such offer, solicitation or jurisdiction would be unlawful prior to registration or qualification under the securities laws of such state. The statements in this announcement regarding future aspects relating to the offering and other statements which are not historical facts are forward-looking statements that involve risks and uncertainties, including, but not limited to, market and competitive conditions.



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
               NOT APPLICABLE

          (b)  PRO FORMA FINANCIAL INFORMATION.
               NOT APPLICABLE

          (c)  EXHIBITS.

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
                   Exhibit No               Exhibit Description
                   ----------               -------------------

                      4.1       Indenture, dated as of January 26, 2001, by and between
                                Nextel Communications, Inc. and BNY Midwest Trust
                                Company, as Trustee, relating to the 9.5% Senior Serial
                                Redeemable Notes due 2011

                      4.2       Registration Rights Agreement, dated as of January 26,
                                2001, by and between Nextel Communications and
                                Goldman, Sachs & Co. relating to the 9.5% Senior Serial
                                Redeemable Notes due 2011

                      99.1      Press Release issued January 26, 2001
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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NEXTEL COMMUNICATIONS, INC.


Date: January 29, 2001                By: /s/ Leonard J. Kennedy
                                        ----------------------------------------
                                          Leonard J. Kennedy
                                          Senior Vice President and
                                          General Counsel


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                                  EXHIBIT INDEX

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
                   Exhibit No               Exhibit Description
                   ----------               -------------------


                      4.1        Indenture, dated as of January 26, 2001, by and between
                                 Nextel Communications, Inc. and BNY Midwest Trust
                                 Company, as Trustee, relating to the 9.5% Senior Serial
                                 Redeemable Notes due 2011

                      4.2        Registration Rights Agreement, dated as of January 26,
                                 2001, by and between Nextel Communications and
                                 Goldman, Sachs & Co. relating to the 9.5% Senior Serial
                                 Redeemable Notes due 2011

                      99.1       Press Release issued January 26, 2001
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